EXHIBIT  32.2

      STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2004

In connection with the Quarterly Report on Form 10-QSB of Pingchuan Pharmaceutical, Inc. (the "Company") for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chunman Zhang, Chief Financial Officer, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Chunman  Zhang
-------------------
Chunman  Zhang
Chief  Financial  Officer


November  19,  2004